UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 3, 2019

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)       On May 3, 2019, Dr. Richard J. Bourgeois and Marc W. Judice retired from the Board of Directors of Home Bancorp, Inc. (the “Company”). Dr. Bourgeois and Mr. Judice’s retirement was in accordance with the mandatory retirement provision of Section 4.1 of the Company’s Bylaws. Section 4.1 provides that no director shall serve as such beyond the annual meeting of shareholders following such director’s 72nd birthday.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)           An Annual Meeting of Shareholders of the Company was held on May 3, 2019.

(b)           There were 9,485,540 shares of common stock of the Company eligible to be voted at the Annual Meeting and 8,061,064 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.	Election of directors:

For a three-year term:

	For	Withheld	Broker Non-votes
Mark M. Cole	5,812,103	80,668	2,168,293
Michael P. Maraist	5,482,767	410,004	2,168,293
Donald W. Washington *	3,386,333	2,506,438	2,168,293

*As previously indicated in the press release of April 2, 2019, Director Washington resigned as a director of the Company and Home Bank in order to accept a Presidential appointment to serve as Director of the United States Marshals Service.

2.	To ratify the appointment of Porter Keadle Moore, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain
8,046,278	14,095	691

At the annual meeting, the shareholders of the Company elected each of the nominees as director and adopted the proposal to appoint the Company’s independent registered public accounting firm.

(c)           Not applicable

(d)           Not applicable

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ITEM 7.01	Regulation FD Disclosure

Home Bancorp, Inc. (the “Company”) posted to its website, under the Investor Relations tab, a presentation which will be used by representatives of the Company in meetings with certain institutional investors and analysts on May 6 and 7, 2019 in New Orleans, Louisiana. The investor presentation is attached hereto pursuant to Regulation FD as Exhibit 99.1

The investor presentation attached hereto as Exhibit 99.1 and incorporated herein by reference is being furnished pursuant to this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Investor presentation, dated May 6 – 7, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: May 6, 2019	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor presentation, dated May 6 – 7, 2019